UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported): May 26, 2004


                      Life Sciences Research, Inc. ("LSR")
             (Exact name of registrant as specified in its charter)



                                    Maryland
   -------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 33-77286                          52-2340150
-------------------------------------      ------------------------------------
      (Commission File Number)            (I.R.S.Employer Identification Number)


        Mettlers Road, East Millstone, NJ               08875
-----------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
                                                    ----------------


-------------------------------------------------------------------------
(Former name or former address, if changed since last report)

     Item 5.    Other Events and Regulation FD Disclosure

     On May 26, 2004, LSR issued a press release announcing indictments of animal rights extremists who had been targeting the Company. A copy of the press release is attached as Exhibit 99.1.

     Item 7.    Financial Statements and Exhibits

                (c)     Exhibits.

                Exhibit

                99.1    Press Release, dated May 26, 2004

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 26, 2004                  LIFE SCIENCES RESEARCH, INC.



                                      By:    /s/  Richard Michaelson
                                             ---------------------------------
                                      Name:     Richard Michaelson
                                      Title:    CFO and Secretary